Pricing Supplement No. 6                           Rule 424(b)(2)

Dated:  December 5, 1995                           Registration No. 33-61045

(To Prospectus dated September 1, 1995, and Prospectus Supplement dated
 September 13, 1995)

                                NORWEST CORPORATION

                             Medium-Term Notes, Series G

                                  Fixed Rate Notes

            Interest payable each June 1 and December 1 and at Maturity

 Aggregate
 Principal      Proceeds     Date of   Maturity   Interest
  Amount       to Company     Issue      Date       Rate             Agent
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$200,000,000  $199,430,000   12/08/95  12/01/05    6.20%    Morgan Stanley & Co
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Other Terms:  CUSIP #66938FJK1
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